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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): July 25, 2000


                   Burlington Northern Santa Fe Corporation
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


        1-11535                                             41-1804964
(Commission File Number)                                 (I.R.S. Employer
                                                        Identification No.)


               2650 Lou Menk Drive, Fort Worth, Texas 76131-2830
              (Address of Principal Executive Offices) (Zip Code)


                                (817) 352-6454
             (Registrant's Telephone Number, Including Area Code)


                               (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     The Company announced its second quarter 2000 earnings in a July 25, 2000, press release, which press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

     Attached as Exhibit 12.1 is a statement regarding computation of ratio of earnings to fixed charges (as of June 30, 2000).

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          See Exhibit Index included herewith.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BURLINGTON NORTHERN SANTA FE CORPORATION
                                   (Registrant)



Date: August 2, 2000          By:  /s/ Thomas N. Hund
                                   -----------------------------------------
                                   (Signature)
                                          Thomas N. Hund
                                          Senior Vice President,
                                           Chief Financial Officer
                                           and Treasurer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number      Description of Exhibit
-------     ----------------------


12.1        Computation of ratio of earnings to fixed charges (as of June 30,
            2000)

99.1        Burlington Northern Santa Fe Corporation press release dated
            July 25, 2000.